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          AMENDED AND RESTATED PREFERRED SECURITIES GUARANTEE AGREEMENT



                             CT CONVERTIBLE TRUST I


                            Dated as of May 10, 2000








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936489.4

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                                TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I    DEFINITIONS AND INTERPRETATION.........................................2
             SECTION 1.1. Definitions and Interpretation............................2

ARTICLE II   TRUST INDENTURE ACT....................................................5
             SECTION 2.1.  Trust Indenture Act; Application.........................5
             SECTION 2.2.  Lists of Holders.........................................5
             SECTION 2.3.  Reports by the Preferred Guarantee Trustee...............5
             SECTION 2.4.  Periodic Reports to Preferred Guarantee Trustee..........5
             SECTION 2.5.  Evidence of Compliance with Conditions Precedent.........6
             SECTION 2.6.  Events of Default; Waiver................................6
             SECTION 2.7.  Event of Default; Notice.................................6
             SECTION 2.8.  Conflicting Interests....................................7

ARTICLE III  POWERS, DUTIES AND RIGHTS OF PREFERRED GUARANTEE
             TRUSTEE................................................................7
             SECTION 3.1.  Powers and Duties of the Preferred Guarantee Trustee.....7
             SECTION 3.2.  Certain Rights of Preferred Guarantee Trustee............9
             SECTION 3.3.  Not Responsible for Recitals or Issuance of Amended and
                           Restated  Preferred Securities Guarantee................11

ARTICLE IV   PREFERRED GUARANTEE TRUSTEE...........................................11
             SECTION 4.1.  Preferred Guarantee Trustee: Eligibility................11
             SECTION 4.2.  Appointment, Removal and Resignation of Preferred
                           Guarantee Trustee.......................................12

ARTICLE V    GUARANTEE.............................................................13
             SECTION 5.1.  Guarantee...............................................13
             SECTION 5.2.  Waiver of Notice and Demand.............................13
             SECTION 5.3.  Obligations Not Affected................................13
             SECTION 5.4.  Rights of Holders.......................................14
             SECTION 5.5.  Guarantee of Payment....................................15
             SECTION 5.6.  Subrogation.............................................15
             SECTION 5.7.  Independent Obligations.................................15

ARTICLE VI   LIMITATION OF TRANSACTIONS; SUBORDINATION.............................15
             SECTION 6.1.  Limitation of Transactions..............................15
             SECTION 6.2.  Subordination...........................................16

ARTICLE VII  TERMINATION...........................................................16
             SECTION 7.1.  Termination.............................................16

ARTICLE VIII INDEMNIFICATION.......................................................17
             SECTION 8.1.   Exculpation............................................17
             SECTION 8.2.   Indemnification........................................17



936489.4

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ARTICLE IX   MISCELLANEOUS.........................................................18
             SECTION 9.1.   Successors and Assigns.................................18
             SECTION 9.2.   Amendments.............................................18
             SECTION 9.3.   Notices................................................19
             SECTION 9.4.   Benefit................................................19
             SECTION 9.5.   Governing Law..........................................19


936489.4

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PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE (AS DEFINED IN THE AMENDED
AND RESTATED DECLARATION), ANY CERTIFICATE EVIDENCING THIS AMENDED AND RESTATED PREFERRED SECURITIES GUARANTEE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE REGULAR TRUSTEES (WITH WRITTEN NOTICE TO THE INSTITUTIONAL TRUSTEE) PURSUANT TO SECTION 9.1(D) OF THE AMENDED AND RESTATED DECLARATION:

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE SHARES OF CLASS A COMMON STOCK ("COMMON STOCK") OF CAPITAL TRUST, INC. (THE "COMPANY") ISSUABLE UPON CONVERSION OR EXCHANGE OF THE CONVERTIBLE AMOUNT OF THIS SECURITY EXCEPT (A) THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES SHARES OF COMMON STOCK, THE TRANSFER AGENT FOR THE SHARES OF COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES SHARES OF COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL

936489.4

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OPINIONS OR OTHER INFORMATION AS THE COMPANY OR CT CONVERTIBLE TRUST I ("THE
TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE SHARES OF COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.



936489.4

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          AMENDED AND RESTATED PREFERRED SECURITIES GUARANTEE AGREEMENT

          This AMENDED AND RESTATED PREFERRED SECURITIES GUARANTEE
AGREEMENT (the "Amended and Restated Preferred Securities Guarantee"), dated as of May 10, 2000, is executed and delivered by Capital Trust, Inc., a Maryland corporation (the "Guarantor") and successor to Capital Trust, a California business trust, and Wilmington Trust Company, as trustee (the "Preferred Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of CT Convertible Trust I, a Delaware statutory business trust (the "Issuer").

          WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Amended and Restated Declaration"), dated as of the date hereof among the trustees of the Issuer named therein, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof $150,000,000 in aggregate liquidation amount of its variable step up convertible trust preferred securities (the "Preferred Securities"), comprised of $89,742,000 in liquidation amount of convertible preferred securities (the "Convertible Preferred Amount") and $60,528,000 in liquidation amount of non-convertible preferred securities (the "Non- Convertible Preferred Amount").

          WHEREAS, as incentive for the Holders to purchase the Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Amended and Restated Preferred Securities Guarantee, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein.

          WHEREAS, as of the date hereof, the Guarantor is also executing and delivering a guarantee agreement (the "Amended and Restated Common Securities Guarantee") in substantially identical terms to this Amended and Restated Preferred Securities Guarantee for the benefit of the holders of the Common Securities (as defined herein), except that if an Event of Default (as defined in the Amended and Restated Indenture), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Amended and Restated Common Securities Guarantee are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments under this Amended and Restated Preferred Securities Guarantee.

          NOW, THEREFORE, in consideration of the purchase by each Holder of Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Amended and Restated Preferred Securities Guarantee for the benefit of the Holders.



936489.4


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                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1. Definitions and Interpretation.

          In this Amended and Restated Preferred Securities Guarantee, unless the context otherwise requires:

         (a) capitalized terms used in this Amended and Restated Preferred Securities Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) terms defined in the Amended and Restated Declaration as at the date of execution of this Amended and Restated Preferred Securities Guarantee have the same meaning when used in this Amended and Restated Preferred Securities Guarantee unless otherwise defined in this Amended and Restated Preferred Securities Guarantee;

         (c) a term defined anywhere in this Amended and Restated Preferred Securities Guarantee has the same meaning throughout;

         (d) all references to "the Amended and Restated Preferred Securities Guarantee" or "this Amended and Restated Preferred Securities Guarantee" are to this Amended and Restated Preferred Securities Guarantee as modified, supplemented or amended from time to time;

         (e) all references in this Amended and Restated Preferred Securities Guarantee to Articles and Sections are to Articles and Sections of this Amended and Restated Preferred Securities Guarantee, unless otherwise specified; a term defined in the Trust Indenture Act has the same meaning when used in this Amended and Restated Preferred Securities Guarantee, unless otherwise defined in this Amended and Restated Preferred Securities Guarantee or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Amended and Restated Indenture" means the Amended and Restated Indenture dated as of the date hereof, between the Guarantor (the "Debenture Issuer") and Wilmington Trust Company, as trustee.

         "Authorized Officer" of a Person means any Person that is authorized to legally bind such Person, provided, however, that the Authorized Officer signing an Officers' Certificate given pursuant to Section 314(a)(4) of the Trust Indenture Act shall be the principal executive, financial or accounting officer of such Person.

         "Class A Common Stock" means the class A common stock, par value $.01, of the Guarantor.

         "Capital Stock" means any and all common stock and preferred stock of the Guarantor.


936489.4
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         "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Issuer.

         "Common Stock" includes Class A Common Stock, class B common stock, par value $.01 per share, of the Guarantor, and any other common stock of the Guarantor which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Guarantor and which is not subject to redemption by the Guarantor.

         "Corporate Trust Office" means the office of the Preferred Guarantee Trustee at which the corporate trust business of the Preferred Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

          "Covered Person" means any Holder or beneficial owner of Preferred Securities.

          "Event of Default" means (a) a failure by the Guarantor to perform any of its payment or other obligations under this Amended and Restated Preferred Securities Guarantee or (b) if applicable, the failure by the Guarantor to deliver Class A Common Stock upon an appropriate election by a Holder of Preferred Securities to convert the Preferred Securities into Class A Common Stock.

          "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions (as defined in the Amended and Restated Declaration) that are required to be paid on such Preferred Securities to the extent the Issuer shall have funds available therefor, (ii) the redemption price (the "Redemption Price") or Adjusted Redemption Price specified in the Amended and Restated Indenture, as the case may be, and all accrued and unpaid Distributions to the date of redemption, to the extent the Issuer has funds available therefor, with respect to any Preferred Securities called for redemption by the Issuer, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Issuer (other than in connection with the redemption of all of the Preferred Securities or the distribution of Debentures to the Holders in exchange for Preferred Securities as provided in the Amended and Restated Declaration), the lesser of
(a) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Preferred Securities to the date of payment, to the extent the Issuer shall have funds available therefor, and (b) the amount of assets of the Issuer remaining available for distribution to Holders of Preferred Securities then outstanding upon the liquidation of the Issuer (in either case, the "Liquidation Distribution"). If an Event of Default (as defined in the Amended and Restated Indenture) has occurred and is continuing, the rights of holders of the Common Securities to receive payments under the Amended and Restated Common Securities Guarantee Agreement are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments.

          "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that, in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.


936489.4
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          "Indemnified Person" means the Preferred Guarantee Trustee, any
Affiliate of the Preferred Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Preferred Guarantee Trustee.

         "Majority in liquidation amount of the Convertible Preferred Amount" means, except as provided in the terms of the Preferred Securities, or except as provided by the Trust Indenture Act, a vote by Holder(s), voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the outstanding Convertible Preferred Amount.

         "Majority in liquidation amount of the Non-Convertible Preferred Amount" means, except as provided in the terms of the Preferred Securities, or except as provided by the Trust Indenture Act, a vote by Holder(s), voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the outstanding Non- Convertible Preferred Amount.

          "Majority in liquidation amount of the Preferred Securities" means, except as provided in the terms of the Preferred Securities, or except as provided by the Trust Indenture Act, a vote by Holder(s), voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all Preferred Securities.

          "Preferred Guarantee Trustee" means Wilmington Trust Company, until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Amended and Restated Preferred Securities Guarantee and thereafter means each such Successor Preferred Guarantee Trustee.

          "Responsible Officer" means, with respect to the Preferred Guarantee Trustee, any officer within the Corporate Trust Office of the Preferred Guarantee Trustee, including any vice president, any assistant vice president, secretary, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Preferred Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Successor Preferred Guarantee Trustee" means a successor Preferred Guarantee Trustee possessing the qualifications to act as Preferred Guarantee Trustee under Section 4.1.

         "Trust Securities" means the Common Securities and the Preferred Securities.



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                                        4

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                                   ARTICLE II

                               TRUST INDENTURE ACT

         SECTION 2.1. Trust Indenture Act; Application.

         (a) This Amended and Restated Preferred Securities Guarantee is subject to the provisions of the Trust Indenture Act that are required to be part of this Amended and Restated Preferred Securities Guarantee and shall, to the extent applicable, be governed by such provisions and the Trust Indenture Act shall be applicable to this Amended and Restated Preferred Securities Guarantee except as otherwise set forth herein, as if such guarantee had been issued pursuant to an effective registration statement; and

         (b) if and to the extent that any provision of this Amended and Restated Preferred Securities Guarantee limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         SECTION 2.2. Lists of Holders.

         (a) The Guarantor shall provide the Preferred Guarantee Trustee with a list, in such form as the Preferred Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") (i) within 14 days after each record date for payment of Distributions, as of such record date, and
(ii) at any other time, within 30 days of receipt by the Guarantor of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Preferred Guarantee Trustee, provided that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Preferred Guarantee Trustee by the Guarantor. The Preferred Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Preferred Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

         SECTION 2.3. Reports by the Preferred Guarantee Trustee.

         Within 60 days after December 31 of each year, the Preferred Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by
Section 313 of the Trust Indenture Act. The Preferred Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 2.4. Periodic Reports to Preferred Guarantee Trustee.

         The Guarantor shall provide to the Preferred Guarantee Trustee such documents, reports and information (if any) as are required by Section 314 and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, the manner and at the times required by Section 314 of the Trust Indenture Act.


936489.4
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         Delivery of such reports, information and documents to the Preferred
Guarantee Trustee is for informational purposes only and the Preferred Guarantee Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Guarantor's compliance with any of its covenants hereunder (as to which the Preferred Guarantee Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 2.5. Evidence of Compliance with Conditions Precedent.

         The Guarantor shall provide to the Preferred Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Amended and Restated Preferred Securities Guarantee that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.6. Events of Default; Waiver.

         The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default that is an Event of Default in respect of all Preferred Securities and its consequences; provided, however, that if the Event of Default is in respect of only the outstanding Convertible Preferred Amount, then only the Holders of a Majority in liquidation amount of the outstanding Convertible Preferred Amount may, by vote on behalf of the Holders of the outstanding Convertible Preferred Amount, waive any such past Event of Default and its consequences; provided, further, that if the Event of Default is in respect of only the outstanding Non-Convertible Preferred Amount, then only the Holders of a Majority in liquidation amount of the outstanding Non-Convertible Preferred Amount may, by vote on behalf of the Holders of the outstanding Non-Convertible Preferred Amount, waive any such past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Amended and Restated Preferred Securities Guarantee, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 2.7. Event of Default; Notice.

         (a) The Preferred Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Preferred Guarantee Trustee, transmit by mail, first class postage prepaid, to the Holders, notices of all such Events of Default unless such defaults have been cured before the giving of such notice, provided that the Preferred Guarantee Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Preferred Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders except in the case of a default in the Guarantor's obligation to make Guarantee Payments.

         (b) The Preferred Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Preferred Guarantee Trustee shall have received written notice thereof, or a Responsible Officer of the Preferred Guarantee Trustee charged with the administration of this Amended and Restated Preferred Securities Guarantee shall have obtained actual knowledge thereof.


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                                        6

         SECTION 2.8. Conflicting Interests.

         The Amended and Restated Declaration shall be deemed to be specifically described in this Amended and Restated Preferred Securities Guarantee for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.


                                   ARTICLE III

            POWERS, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE

         SECTION 3.1. Powers and Duties of the Preferred Guarantee Trustee.

         (a) This Amended and Restated Preferred Securities Guarantee shall be held by the Preferred Guarantee Trustee for the benefit of the Holders and the Preferred Guarantee Trustee shall not transfer this Amended and Restated Preferred Securities Guarantee to any Person except a Holder exercising his or her rights pursuant to Section 5.4(b) or to a Successor Preferred Guarantee Trustee on acceptance by such Successor Preferred Guarantee Trustee of its appointment to act as Successor Preferred Guarantee Trustee. The right, title and interest of the Preferred Guarantee Trustee shall automatically vest in any Successor Preferred Guarantee Trustee, and such vesting and succession of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Preferred Guarantee Trustee.

         (b) If an Event of Default actually known to a Responsible Officer of the Preferred Guarantee Trustee has occurred and is continuing, the Preferred Guarantee Trustee shall enforce this Amended and Restated Preferred Securities Guarantee for the benefit of the Holders.

         (c) The Preferred Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Amended and Restated Preferred Securities Guarantee, and no implied covenants shall be read into this Amended and Restated Preferred Securities Guarantee against the Preferred Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) and is actually known to a Responsible Officer of the Preferred Guarantee Trustee, the Preferred Guarantee Trustee shall exercise such of the rights and powers vested in it by this Amended and Restated Preferred Securities Guarantee, and shall use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (d) No provision of this Amended and Restated Preferred Securities Guarantee shall be construed to relieve the Preferred Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                                    (A) the duties and obligations of the
                           Preferred Guarantee Trustee shall be determined solely by the express provisions of this Amended and

936489.4
                                        7

                           Restated Preferred Securities Guarantee, and the Preferred Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Amended and Restated Preferred Securities Guarantee, and no implied covenants or obligations shall be read into this Amended and Restated Preferred Securities Guarantee against the Preferred Guarantee Trustee; and

                                    (B) in the absence of bad faith on the part
                           of the Preferred Guarantee Trustee, the Preferred Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Preferred Guarantee Trustee and conforming to the requirements of this Amended and Restated Preferred Securities Guarantee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Preferred Guarantee Trustee, the Preferred Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Amended and Restated Preferred Securities Guarantee;

                       (ii) the Preferred Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Preferred Guarantee Trustee, unless it shall be proved that the Preferred Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                      (iii) the Preferred Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee, or exercising any trust or power conferred upon the Preferred Guarantee Trustee under this Amended and Restated Preferred Securities Guarantee; and

                       (iv) no provision of this Amended and Restated Preferred Securities Guarantee shall require the Preferred Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Preferred Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Amended and Restated Preferred Securities Guarantee or indemnity, reasonably satisfactory to the Preferred Guarantee Trustee, against such risk or liability is not reasonably assured to it.


936489.4
                                        8

         SECTION 3.2. Certain Rights of Preferred Guarantee Trustee.

         (a) Subject to the provisions of Section 3.1:

                        (i) The Preferred Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                       (ii) Any direction or act of the Guarantor contemplated by this Amended and Restated Preferred Securities Guarantee shall be sufficiently evidenced by an Officers' Certificate.

                      (iii) Whenever, in the administration of this Amended and Restated Preferred Securities Guarantee, the Preferred Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Preferred Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor.

                       (iv) The Preferred Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or re-registration thereof).

                        (v) The Preferred Guarantee Trustee may consult with counsel of its selection, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Preferred Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Amended and Restated Preferred Securities Guarantee from any court of competent jurisdiction.

                       (vi) The Preferred Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Amended and Restated Preferred Securities Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Preferred Guarantee Trustee such security and indemnity, reasonably satisfactory to the Preferred Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Preferred Guarantee Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Preferred Guarantee Trustee; provided that nothing contained in this

936489.4
                                        9

                             Section 3.2(a)(vi) shall be taken to relieve the Preferred Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Amended and Restated Preferred Securities Guarantee.

                      (vii) The Preferred Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Preferred Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                     (viii) The Preferred Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Preferred Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                       (ix) Any action taken by the Preferred Guarantee Trustee or its agents hereunder shall bind the Holders and the signature of the Preferred Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Preferred Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Amended and Restated Preferred Securities Guarantee, both of which shall be conclusively evidenced by the Preferred Guarantee Trustee's or its agent's taking such action.

                        (x) Whenever in the administration of this Amended and Restated Preferred Securities Guarantee the Preferred Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Preferred Guarantee Trustee:

                                    (A) may request instructions from the
                           Holders of a Majority in liquidation amount of the Preferred Securities if the remedy or right or the taking of any such action will affect all Holders of Preferred Securities; provided, however, that if the remedy or right or the taking of any such action will affect only Holders of the outstanding Non-Convertible Preferred Amount or will result in such Holders being disadvantaged vis-a-vis the Holders of the outstanding Convertible Preferred Amount, then the Preferred Guarantee Trustee may request instructions only from the Holders of a Majority in liquidation amount of the outstanding Non-Convertible Preferred Amount; and provided, further, that if the remedy or right or the taking of any such action will affect only the Holders of the outstanding Convertible Preferred Amount or will result in such Holders being disadvantaged vis-a-vis the Holders of the outstanding Non-Convertible Preferred Amount, then the Preferred Guarantee

936489.4
                                       10

                           Trustee may request instructions only from the Holders of a Majority in liquidation amount of the outstanding Convertible Preferred Amount,

                                    (B) may refrain from enforcing such remedy
                           or right or taking such other action until such instructions are received, and

                                    (C) shall be protected in conclusively
                           relying on or acting in accordance with such instructions.

                       (xi) The Preferred Securities Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Amended and Restated Preferred Securities Guarantee.

         (b) No provision of this Amended and Restated Preferred Securities Guarantee shall be deemed to impose any duty or obligation on the Preferred Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Preferred Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Guarantee Trustee shall be construed to be a duty.

         SECTION 3.3. Not Responsible for Recitals or Issuance of Amended and Restated Preferred Securities Guarantee.

         The recitals contained in this Amended and Restated Preferred Securities Guarantee shall be taken as the statements of the Guarantor, and the Preferred Guarantee Trustee does not assume any responsibility for their correctness. The Preferred Guarantee Trustee makes no representation as to the validity or sufficiency of this Amended and Restated Preferred Securities Guarantee.


                                   ARTICLE IV

                           PREFERRED GUARANTEE TRUSTEE

         SECTION 4.1. Preferred Guarantee Trustee: Eligibility.

         (a) There shall at all times be a Preferred Guarantee Trustee which shall:

                        (i)  not be an Affiliate of the Guarantor; and

                       (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S.

936489.4
                                       11
                             dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.1(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Preferred Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Preferred Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c).

         (c) If the Preferred Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Preferred Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         SECTION 4.2. Appointment, Removal and Resignation of Preferred Guarantee Trustee.

         (a) Subject to Section 4.2(b), the Preferred Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

         (b) The Preferred Guarantee Trustee shall not be removed in accordance with Section 4.2(a) until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor.

         (c) The Preferred Guarantee Trustee appointed to office shall hold office until a Successor Preferred Guarantee Trustee shall have been appointed or until its removal or resignation. The Preferred Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Preferred Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor and the resigning Preferred Guarantee Trustee.

         (d) If no Successor Preferred Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery of an instrument of resignation or removal, the Preferred Guarantee Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor Preferred Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Preferred Guarantee Trustee.

         (e) No Preferred Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Preferred Guarantee Trustee.

         (f) Upon termination of this Amended and Restated Preferred Securities Guarantee or removal or resignation of the Preferred Guarantee Trustee pursuant to this Section 4.2, the Guarantor

936489.4
                                       12
shall pay to the Preferred Guarantee Trustee all amounts accrued to the date of such termination, removal or resignation.


                                    ARTICLE V

                                    GUARANTEE

         SECTION 5.1. Guarantee.

         The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders. The Guarantor will honor all obligations relating to the conversion of the Preferred Securities into Class A Common Stock of the Guarantor as set forth in the Amended and Restated Declaration and the Amended and Restated Indenture.

         SECTION 5.2. Waiver of Notice and Demand.

         The Guarantor hereby waives notice of acceptance of this Amended and Restated Preferred Securities Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right or remedy to require a proceeding first against the Issuer or any other Person before proceeding directly against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         SECTION 5.3. Obligations Not Affected.

         The obligations, covenants, agreements and duties of the Guarantor under this Amended and Restated Preferred Securities Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

         (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price or Adjusted Redemption Price, as the case may be, Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities (other than an extension of time for payment of Distributions, Redemption Price or Adjusted Redemption Price, as the case may be, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures);

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms

936489.4
                                       13
of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

         (e) any invalidity of, or defect or deficiency in, the Preferred Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

         SECTION 5.4. Rights of Holders.

         (a) The Holders of a Majority in liquidation amount of the Preferred Securities then outstanding have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee in respect of this Amended and Restated Preferred Securities Guarantee or to direct the exercise of any trust or power conferred upon the Preferred Guarantee Trustee under this Amended and Restated Preferred Securities Guarantee if the remedy or direction of the exercise of any such power will affect all Holders of Preferred Securities; provided, however, that if the remedy or right or exercise will affect only Holders of the outstanding Non-Convertible Preferred Amount or will result in such Holders being disadvantaged vis-a-vis the Holders of the outstanding Convertible Preferred Amount, then the Preferred Guarantee Trustee may request instructions only from the Holders of a Majority in liquidation amount of the outstanding Non- Convertible Preferred Amount; and provided, further, that if the remedy or exercise will affect only the Holders of the outstanding Convertible Preferred Amount or will result in such Holders being disadvantaged vis-a-vis the Holders of the outstanding Non-Convertible Preferred Amount, then the Preferred Guarantee Trustee may request instructions only from the Holders of a Majority in liquidation amount of the outstanding Convertible Preferred Amount.

         (b) If the Preferred Guarantee Trustee fails to enforce this Amended and Restated Preferred Securities Guarantee, any Holder of Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce the Preferred Guarantee Trustee's rights under this Amended and Restated Preferred Securities Guarantee, without first instituting a legal proceeding against the Issuer, the Preferred Guarantee Trustee or any other person or entity. The Guarantor waives any right or remedy to require that any action be brought first against the Issuer or any other person or entity before proceeding directly against the Guarantor. Notwithstanding the foregoing, if the Guarantor has failed to make a guarantee payment, a Holder of Preferred Securities may directly institute a

936489.4
                                       14
proceeding against the Guarantor for enforcement of this Amended and Restated Preferred Securities Guarantee for such payment.

         SECTION 5.5. Guarantee of Payment.

         This Amended and Restated Preferred Securities Guarantee creates a guarantee of payment and not of collection.

         SECTION 5.6. Subrogation.

         The Guarantor shall be subrogated to all (if any) rights of the Holders of Preferred Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Amended and Restated Preferred Securities Guarantee; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Amended and Restated Preferred Securities Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Amended and Restated Preferred Securities Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

         SECTION 5.7. Independent Obligations.

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Amended and Restated Preferred Securities Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.3 hereof.


                                   ARTICLE VI

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

         SECTION 6.1. Limitation of Transactions.

         So long as any Preferred Securities remain outstanding, if (i) the Guarantor has exercised its option to defer interest payments on any of the Debentures by extending the interest payment period and such extension period, or any extension thereof, shall be continuing, (ii) the Guarantor shall be in default with respect to its payment or other obligations under this Amended and Restated Preferred Securities Guarantee or (iii) there shall have occurred and be continuing an Event of Default under the Amended and Restated Declaration or any event that, with the giving of notice or lapse of time or both, would constitute an Event of Default under the Amended and Restated Declaration, then the Guarantor shall not (a) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make any liquidation payment with respect to, any of its Capital Stock or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities of the Guarantor that rank pari passu with or junior in interest to the Debentures of any series

936489.4
                                       15
or make any guarantee payments with respect to any guarantee by the Guarantor of the debt securities of any subsidiary of the Guarantor if such guarantee ranks pari passu with or junior in interest to the Debentures of any series (other than (i) as a result of a reclassification of the Capital Stock of the Guarantor or the exchange or conversion of one class or series of the Capital Stock of the Guarantor for another class or series of the Capital Stock of the Guarantor,
(ii) the purchase of fractional interests in shares of the Capital Stock of the Guarantor pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock,
(iii) any declaration of a dividend in connection with the implementation of a stockholders' rights plan effecting a "poison pill," or the issuance of Capital Stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under this Amended and Restated Preferred Securities Guarantee and the Common Securities Guarantee, (vi) purchases of shares of Common Stock related to the issuance of Common Stock or rights under any of the Guarantor's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans). For avoidance of doubt, the provisions of this Section shall not impair the ability of the Guarantor to subdivide its Common Stock into a greater number of shares.

         SECTION 6.2. Subordination.

         This Amended and Restated Preferred Securities Guarantee will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor (except any liabilities that may be pari passu expressly by their terms), (ii) pari passu with the most senior preferred or preference shares now or hereafter issued by the Guarantor and with any guaranty now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor and (iii) senior to the Guarantor's Capital Stock.


                                   ARTICLE VII

                                   TERMINATION

         SECTION 7.1. Termination.

         This Amended and Restated Preferred Securities Guarantee shall terminate as to each Holder (i) upon full payment of the Redemption Price and accrued and unpaid distributions with respect to all Preferred Securities, (ii) with respect to a Holder of any Convertible Preferred Amount, upon the distribution of the Class A Common Stock to such Holder upon the conversion of such Holder's Convertible Preferred Amount into the Class A Common Stock and with respect to a Holder of any Non-Convertible Preferred Amount, upon the payment in full of all amounts due to such Holder in respect of such Holder's Non-Convertible Preferred Amount, (iii) the distribution of the Debentures to the Holders of the Preferred Securities or (iv) full payment of the amounts payable in accordance with the Amended and Restated Declaration upon liquidation of the Issuer. This Amended and Restated Preferred Securities Guarantee shall terminate completely upon full payment of the amounts payable in accordance with the Amended and Restated Declaration. Notwithstanding the foregoing, this Amended and Restated Preferred Securities Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sum paid under the Preferred Securities or under this Amended and Restated Preferred Securities Guarantee.


936489.4
                                       16

                                  ARTICLE VIII

                                 INDEMNIFICATION

         SECTION 8.1. Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage, liability, expense or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Amended and Restated Preferred Securities Guarantee and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Amended and Restated Preferred Securities Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

         SECTION 8.2. Indemnification.

         The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 8.2 shall survive the termination of this Amended and Restated Preferred Securities Guarantee or the resignation or removal of the Preferred Guarantee Trustee.

         When the Preferred Guarantee Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or
Section 5.1(e) of the Amended and Restated Indenture, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.



936489.4
                                       17

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1. Successors and Assigns.

         All guarantees and agreements contained in this Amended and Restated Preferred Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity permitted by Section 9.1 of the Amended and Restated Indenture or any sale, transfer or lease of the Guarantor's assets to another entity permitted by
Section 9.1 of the Amended and Restated Indenture, the Guarantor may not assign its rights or delegate its obligations under this Amended and Restated Preferred Securities Guarantee without the prior approval of the holders of at least a Majority in liquidation amount of the Preferred Securities then outstanding.

         SECTION 9.2. Amendments.

         Except with respect to any changes that do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Amended and Restated Preferred Securities Guarantee may only be amended with the prior approval of the Holders of at least a Majority in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Preferred Securities then outstanding; provided, however, that with respect to any change that will adversely affect only the rights of Holders of the outstanding Non-Convertible Preferred Amount or that will disadvantage such Holders vis-a-vis the Holders of the outstanding Convertible Preferred Amount, this Amended and Restated Preferred Securities Guarantee may only be amended with the approval of the Holders of at least a Majority in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the outstanding Non- Convertible Preferred Amount; provided, further, that with respect to any change that will adversely affect only the rights of Holders of the outstanding Convertible Preferred Amount or that will disadvantage such Holders vis-a-vis the Holders of the outstanding Non-Convertible Preferred Amount, this Amended and Restated Preferred Securities Guarantee may only be amended with the approval of the Holders of at least a Majority in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the outstanding Non-Convertible Preferred Amount. The provisions of Section 12.2 of the Amended and Restated Declaration with respect to meetings of Holders apply to the giving of such approval.


936489.4
                                       18

         SECTION 9.3. Notices.

         All notices provided for in this Amended and Restated Preferred Securities Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) If given to the Preferred Guarantee Trustee, at the Preferred Guarantee Trustee's mailing address set forth below (or such other address as the Preferred Guarantee Trustee may give notice of to the Holders of the Preferred Securities):

                           Wilmington Trust Company
                           1100 North Market Street,
                           9th Floor
                           Wilmington, Delaware 19890-0001
                           Attention:  Corporate Trust Administration

         (b) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Preferred Securities):

                           Capital Trust, Inc.
                           605 Third Avenue, 26th Floor
                           New York, NY 10016
                           Attention: Chief Financial Officer

         (c) If given to any Holder of Preferred Securities, at the address set forth on the books and records of the Issuer.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 9.4. Benefit.

         This Amended and Restated Preferred Securities Guarantee is solely for the benefit of the Holders of the Preferred Securities and, subject to Section 3.1(a), is not separately transferable from the Preferred Securities.

         SECTION 9.5. Governing Law.

         THIS AMENDED AND RESTATED PREFERRED SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

936489.4
                                       19

         THIS AMENDED AND RESTATED PREFERRED SECURITIES GUARANTEE AGREEMENT is executed as of the day and year first above written.


                              CAPITAL TRUST, INC., as Guarantor


                              By:  /s/ John R. Klopp
                                   Name:   John R. Klopp
                                   Title:  Chief Executive Officer


                              WILMINGTON TRUST COMPANY,
                              as Preferred Guarantee Trustee


                              By: /s/ Roseline K. Maney
                                 Name:  Roseline K. Maney
                                 Title: Senior Financial Services Officer



936489.4